SUPPLEMENT DATED JUNE 14, 2006

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

JNL® VARIABLE FUND LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 35, in the section entitled "Manager Compensation", please delete the first table in its entirety and replace it with the following:

Manager	Aggregate Compensation from the JNL Variable Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from JNL Variable Fund and Fund Complex Paid to Managers
Michael Bouchard	$60,000	$0	$0	$60,000
Michelle Engler	$60,000	$0	$0	$60,000
Dominic D’Annunzio	$72,500	$0	$0	$72,500**
Joseph Frauenheim	$70,000	$0	$0	$70,000
Richard D. McLellan	$65,000	$0	$0	$65,000

* The fees paid to the independent Managers are paid for combined meetings of the Funds in the Fund Complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

**Mr. D’Annunzio deferred $36,250.

On page 45, in the section entitled “The Distributor” please delete the first paragraph in its entirety and replace it with the following:

The Distributor. Jackson National Life Distributors LLC (the “Distributors” or “JNLD”), 8055 E. Tufts Avenue, Denver, Colorado 80237, is the distributor of the shares of the Fund. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Managers on August 31, 2005.

This Supplement is dated June 14, 2006.

(To be used with V3670 5/06.)

V6019 6/06

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